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                                                                    Exhibit 23.1



                         Consent of Hausser + Taylor LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






         As independent public accountants, we hereby consent to the incorporation of our report dated June 20, 2001 included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-40341 and 333-71855.



                                       HAUSSER + TAYLOR LLP



Cleveland, Ohio
June 29, 2001